UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2018

Ditech Holding Corporation

(Exact Name of Registrant as Specified in its Charter)

Maryland	001- 13417	13-3950486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Virginia Drive, Suite 100

Fort Washington, PA 19034

(Address of principal executive offices, including zip code)

(844) 714-8603

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, in response to certain inquiries received by the Board of Directors (“Board”) of Ditech Holding Corporation (the “Company”), during the second quarter of 2018 the Board initiated a process to evaluate strategic alternatives (the “Strategic Review”). This process is being conducted with the assistance of financial and legal advisors. The Strategic Review is ongoing, and in connection therewith the Company is considering potential transactions that may involve implementation through an in-court supervised Chapter 11 process. In connection with the Strategic Review, on October 5, 2018, the Company entered into confidentiality agreements (the “Confidentiality Agreements”) with certain parties holding more than 57% of the Company’s 9.0% Second Lien Senior Subordinated PIK Toggle Notes due 2024 issued pursuant to that certain Indenture (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time) by and between the Company, the guarantors on the signature pages thereto, and Wilmington Savings Fund Society, FSB, as Trustee and Collateral Agent, dated as of February 9, 2018 (collectively, the “Holders”). Certain of such Holders also hold equity securities and/or a portion of the term loan of the Company.

Pursuant to the Confidentiality Agreements, on various dates including October 8, 2018, October 22, 2018 and November 14, 2018, the Holders were provided with certain confidential information regarding the Company, which includes the materials attached hereto as Exhibit 99.1 (the “Confidential Information”). The Company is furnishing the Confidential Information on this Current Report on Form 8-K in order to satisfy its contractual obligations under the Confidentiality Agreements.

The Company, through its advisors, has requested that the Holders re-engage in confidential discussions. The Company may also engage with other stakeholders in the near-future as the Company continues its Strategic Review.

The Confidential Information, including any financial projections and forecasts, was not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission or the guidelines established by the Public Company Accounting Oversight Board and should not be relied upon to make an investment decision with respect to the Company. The Confidential Information does not purport to present the Company’s financial condition in accordance with GAAP. The Company’s independent registered public accounting firm has not examined, compiled or otherwise applied procedures to the Confidential Information and, accordingly, does not express an opinion or any other form of assurance with respect to the Confidential Information. The disclosure of the Confidential Information should not be regarded as an indication that the Company or its affiliates or representatives consider the Confidential Information to be a reliable prediction of future events, and the Confidential Information should not be relied upon as such. The statements in the Confidential Information speak only as of the date such statements were made, or any earlier date indicated therein. Neither the Company nor any of its affiliates or representatives has made or makes any representation to any person regarding the ultimate outcome of the Strategic Review, and none of them undertakes any obligation to publicly update the Confidential Information to reflect circumstances existing after the date when the Confidential Information was made available to the Holders or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Confidential Information are shown to be in error. The statements provided in the Confidential Information are subject to all of the cautionary statements and limitations described herein, therein and under the caption “Cautionary Statements Regarding Forward-Looking Information.” Statements in the Confidential Information may be superseded by disclosure included in DHCP’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, or may be outdated, materially different from or superseded by subsequent events or developments.

In accordance with General Instruction B.2 of Form 8-K, the information being furnished under this Item 7.01 pursuant to this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Statements Regarding Forward-Looking Information

Certain statements in this Form 8-K and in the Confidential Information constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements that are not historical facts are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “assumes,” “may,” “should,” “could,” “shall,” “will,” “seeks,” “targets,” “future,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. Such statements include, but are not limited to, statements relating to the Strategic Review, estimated and projected financial and operating metrics, estimated and projected non-GAAP financial measures, descriptions of management’s strategy, plans, opportunities, objectives or intentions and descriptions of assumptions underlying any of the above matters and other statements that are not historical fact.

These forward-looking statements are based on the Company’s current beliefs, intentions and expectations and are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to any potential outcome of any strategic initiatives or transactions the Company considers.

Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described in more detail under the heading “Risk Factors” and elsewhere in the Company’s annual and quarterly reports, including amendments thereto, and other filings with the Securities and Exchange Commission.

The above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the Company’s control. New factors, risks and uncertainties emerge from time to time, and it is not possible for management to predict all such factors, risks and uncertainties. Although the Company believes that the assumptions underlying the forward-looking statements contained herein and in the Confidential Information are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein and in the Confidential Information, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the Company’s objectives and plans will be achieved. These forward-looking statements speak only as of the date such statements were made or any earlier date indicated, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in underlying assumptions or otherwise. If the Company were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that the Company would make additional updates or corrections thereafter.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index

EXHIBIT INDEX

Exhibit No.	Description

99.1	Disclosure Materials

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ditech Holding Corporation

Date: December 14, 2018	By:	/s/ John. J. Haas
John J. Haas, General Counsel, Chief Legal Officer and Secretary